SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 21, 2007

                            BASELINE OIL & GAS CORP.
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                      333-116890                  30-0226902
        (State of                   (Commission                (IRS Employer
        Incorporation)              File Number)                I.D. Number)

            11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060
            --------------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (281) 445-5880


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

      Effective March 21, 2007, Barrie Damson resigned as Chairman and CEO of Baseline Oil & Gas Corp. ("we or the "Company"). Mr. Damson, age 71, cited his desire to retire and to spend more time with his family. As a result of Mr. Damson's departure, our remaining directors appointed Mr. Thomas Kaetzer to fill the vacancy on the Board, and promoted Mr. Kaetzer from President/COO to Chairman/CEO.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2007                            BASELINE OIL & GAS CORP.


                                                 By: /s/ Thomas Kaetzer
                                                     ---------------------------
                                                     Thomas Kaetzer
                                                     Chairman & CEO


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